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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2001


                            DEVON ENERGY CORPORATION
             (Exact Name of Registrant as specified in its charter)


             DELAWARE                   000-30176               73-1567067
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
 incorporation or organization)                           Identification Number)


20 NORTH BROADWAY, SUITE 1500, OKLAHOMA CITY, OK                  73102
    (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (405) 235-3611


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ITEM 5.     OTHER EVENTS

       The Company announced in a press release that Devon Financing Corporation, U.L.C. proposes to make a private placement of up to $3 billion in senior notes.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits

           99     Press Release dated September 20, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   DEVON ENERGY CORPORATION



                                   By:  /s/ Danny J. Heatly
                                        ---------------------------------
                                        Vice President - Accounting


Date:    September 20, 2001



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                                 EXHIBIT INDEX


      EXHIBIT
      NUMBER                          DESCRIPTION
      -------                         -----------
        99                 Press Release Dated September 20, 2001.